Filed under Rule 497(k)

Registration No. 811-3738

VALIC COMPANY I

Small Cap Special Values Fund

(the “Fund”)

Supplement to the Summary Prospectus dated October 1, 2013, as supplemented to date

In the Fund Summary, in the Investment Adviser section, the chart is supplemented with respect to Dreman Value Management, LLC to insert the following information for one new portfolio manager as follows:

Name	Portfolio Manager of the Fund Since	Title

Nelson Woodard	2013	Co-Chief Investment Officer, Managing Director and Portfolio Manager

In the Fund Summary, in the Investment Adviser section, the chart is supplemented with respect to Wells Capital Management Incorporated to insert the following information for one new portfolio manager as follows:

Name	Portfolio Manager of the Fund Since	Title

Bryant VanCronkhite, CFA	2013	Portfolio Manager

Please retain this supplement for future reference.

All changes reflected herein are effective immediately.

Date:     December 12, 2013